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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    April 7, 1999
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                            NABORS INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)

               Delaware                                 1-9245                              930711613
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     (State or Other Jurisdiction               (Commission File No.)           (IRS Employer Identification
           of Incorporation)                                                                   No.)


515 West Greens Road, Houston, TX                                                             77067
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(Address of principal executive offices)                                                    (Zip Code)
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Registrant's telephone number, including area code:  (281) 874-0035
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                                      N/A
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         (Former name or former address, if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On April 7, 1999, Nabors Acquisition Corp. VII, a wholly-owned subsidiary of Nabors Industries, Inc., merged with and into Bayard Drilling
Technologies Inc., as contemplated by the Agreement and Plan of Merger, dated as of October 19, 1998, as amended as of January 15, 1999 and February 12, 1999, among Nabors, Nabors Acquisition Corp. VII and Bayard. As a result of the merger, Bayard became a wholly-owned subsidiary of Nabors. All obligations of Bayard prior to the merger, including its debt, remained the obligations of Bayard after the merger.

         Pursuant to the terms of the Merger Agreement, each outstanding share of common stock of Bayard, par value $.01 per share, was converted into the right to receive 0.3375 shares of the common stock of Nabors, par value $.10 per share, and $0.30 cash, without interest (collectively, the "Merger
Consideration"). The Merger Consideration was determined by arms' length negotiations between the parties. As a result of the merger, Nabors will issue approximately 6.2 million shares of its common stock and will pay approximately
$5.1 million in cash to the former stockholders of Bayard., which amount will be paid for out of Nabors' working capital. Such amounts do not include the Merger Consideration to be received by holders of options and warrants issued by Bayard upon the exercise thereof. Pursuant to the Merger Agreement, such options and warrants, when exercised, will entitle the holders thereof to receive the Merger Consideration in respect of each share of common stock of Bayard formerly purchasable upon the exercise thereof.

         The foregoing description of the merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by the copies of the Merger Agreement and amendments thereto attached hereto as exhibits, which are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         The required financial statements will be filed no later than 60 days from the date that this Form 8-K was required to be filed.

         (b)      Pro Forma Financial Information.

         The required pro forma financial information will be filed no later than 60 days from the date that this Form 8-K was required to be filed.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of October 19, 1998, among Nabors Industries, Inc., Nabors Acquisition Corp. VII and Bayard Drilling Technologies, Inc. (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by Bayard
                  Drilling Technologies, Inc. (Commission File No. 1-13553) with the Securities and Exchange Commission on October 21, 1998).


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         2.2      Amendment No. 1, dated as of January 15, 1999, to Agreement and Plan of Merger among Nabors Industries, Inc., Nabors
                  Acquisition Corp. VII and Bayard Drilling Technologies, Inc.
                  (incorporated by reference to Exhibit 2.2 of the Form S-4
                  filed by Nabors Industries, Inc. (Commission File No.
                  333-72397) with the Securities and Exchange Commission on
                  February 16, 1999).

         2.3 Amendment No. 2, dated as of February 12, 1999, to Agreement and Plan of Merger among Nabors Industries, Inc., Nabors
                  Acquisition Corp. VII and Bayard Drilling Technologies, Inc.
                  (incorporated by reference to Exhibit 2.3 of the Form S-4 filed by Nabors Industries, Inc. (Commission File No.
                  333-72397) with the Securities and Exchange Commission on February 16, 1999).

         99.1     Joint press release, dated April 7, 1999, issued by Nabors
                  Industries, Inc. and Bayard Technologies, Inc. (incorporated by reference to Exhibit 99.1 of the Form 8-K filed by Bayard
                  Drilling Technologies, Inc. (Commission File No. 1-13533) with the Securities and Exchange Commission on April 8,
                  1999).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                         NABORS INDUSTRIES, INC.


Date:    April 21, 1999                  By: /s/ ANTHONY G. PETRELLO
                                            ----------------------------------
                                            Name:   Anthony G. Petrello
                                            Title:  President





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